The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated September 26, 2011

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Mid Cap Value Fund

The third sentence of the section of the Prospectus titled “Fund Summaries – Mid Cap Value Fund – Principal Investment Strategies” is modified to read in its entirety:

As of June 30, 2011, companies included in either the Standard & Poor's MidCap 400 Index or the Russell Midcap Index had market capitalizations between $517.8 million and $18.6 billion.

The third sentence of the section of the Prospectus titled “Additional Information About Each Fund – Investment Objectives and Strategies – Mid Cap Value Fund – Principal Investment Strategies” is modified to read in its entirety:

As of June 30, 2011, companies included in either the Standard & Poor's MidCap 400 Index or the Russell Midcap Index had market capitalizations between $517.8 million and $18.6 billion.